THE UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S2)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                 333-106093             75-2006294
              --------                 ----------             ----------
    (State or Other Jurisdiction       (Commission         (I.R.S. Employer
          of Incorporation)           File Number)       Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                            55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

         On March 24, 2005, the Registrant will cause the issuance and sale of approximately $259,555,195 the initial principal amount of Mortgage Pass-Through Certificates, Series 2005-S2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class A-V, Class R-I, Class R-II, Class M-1, Class M-2 and Class M-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of March 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

        In connection with the sale of the Series 2005-S2, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class R-I and Class R-II Certificates, other than a de minimis portion of each of the Class R-I Certificates and Class R-II Certificates (the "Underwritten Certificates") to Goldman, Sachs & Co. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-106093, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements.

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)      Exhibits

                 ITEM 601(A) OF
                 REGULATION S-K EXHIBIT
EXHIBIT NO.      NO.                          DESCRIPTION

    1                   99                      Collateral Term
                                                Sheets-Collateral   Term
                                                Sheets  (as  defined  in
                                                Item   8.01)  that  have
                                                been   provided  by  the
                                                Underwriter  to  certain
                                                prospective   purchasers
                                                of  Mortgage Pass-Through
                                                Certificates, Series 2005-S2


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING
                                                   MORTGAGE SECURITIES I, INC.

                                                   By:    /s/ Heather Anderson
                                                   Name:  Heather Anderson
                                                   Title: Vice President


Dated: March 18, 2005



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                                  EXHIBIT INDEX


    Exhibit    Item 601(a) of
               Regulation S-K                              Sequentially Numbered
     Number    Exhibit No.         Description                     Page

       1             99        Collateral Term Sheets     Filed Electronically